UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2019
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On January 7, 2019, Hi-Crush Partners LP (the "Partnership") issued a press release announcing fourth quarter 2018 updates and outlook. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 2.02 and the information attached to this Form 8-K as Exhibit 99.1 shall be deemed to be "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act except as expressly set forth by specific reference in such filing.

ITEM 7.01. Regulation FD Disclosure

A copy of the press release announcing fourth quarter 2018 updates and outlook is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 7, 2019, the Partnership posted to its website, www.hicrush.com, an investor presentation prepared by the Partnership containing, among other things, certain information related to the proposed conversion of the Partnership from a Delaware limited partnership to a Delaware corporation (the "Conversion"). A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall such be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

No Solicitation

This communication relates to the Conversion. This communication is for informational purposes only and does not constitute a solicitation of any vote or approval, in any jurisdiction, pursuant to the Conversion or otherwise.

Important Additional Information

In connection with the Conversion, the Partnership will file with the U.S. Securities and Exchange Commission ("SEC") a proxy statement. The Conversion will be submitted to Partnership’s unitholders for their consideration. The Partnership may also file other documents with the SEC regarding the Conversion. The definitive proxy statement will be sent to the unitholders of the Partnership. This document is not a substitute for the proxy statement that will be filed with the SEC or any other documents that the Partnership may file with the SEC or send to unitholders of the Partnership in connection with the Conversion. INVESTORS AND SECURITY HOLDERS OF THE PARTNERSHIP ARE URGED TO READ THE PROXY STATEMENT REGARDING THE CONVERSION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONVERSION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of proxy statement (when available) and all other documents filed or that will be filed with the SEC by the Partnership through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by the Partnership will be made available free of charge on the Partnership’s website at www.hicrush.com, under the heading "Investors," or by directing a request to Investor Relations, Hi-Crush Partners LP, 1330 Post Oak Blvd., Suite 600, Houston, TX 77056, Tel. No. (713) 980-6270.

Participants in the Solicitation

The Partnership is managed and operated by the board of directors and executive officers of its general partner, Hi-Crush GP LLC (our "General Partner"). The Partnership, our General Partner and our General Partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Conversion.

Information regarding our General Partner’s directors and executive officers is contained in the Partnership’s Annual Report on Form 10-K for the 2017 fiscal year filed with the SEC on February 20, 2018, and certain of its Current Reports on Form 8-K. You can obtain a free copy of these documents at the SEC’s website at http://www.sec.gov or by accessing the Partnership’s website at www.hicrush.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Conversion by reading the proxy statement regarding the Conversion when it becomes available. You may obtain free copies of this document as described above.

Forward-Looking Statements and Cautionary Statements

The foregoing contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "potential," "create," "intend," "could," "may," "foresee," "plan," "will," "guidance," "look," "outlook," "goal," "future," "assume," "forecast," "build," "focus," "work," "continue" or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Conversion, descriptions of the post-Conversion company and its operations, transition plans, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Conversion, the occurrence of any event, change or other circumstances that could give rise to the abandonment of the proposed Conversion, the possibility that unitholders of the Partnership may not approve the Conversion, risks related to disruption of management time from ongoing business operations due to the Conversion, the risk that any announcements relating to the Conversion could have adverse effects on the market price of the Partnership’s common units, the risk that the Conversion and its announcement could have an adverse effect on the ability of the Partnership to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Conversion could distract management of the Partnership and that the Partnership will incur substantial costs, the risk that problems arise that may result in the post-Conversion company not operating as effectively and efficiently as expected, the risk that the post-Conversion company may be unable to achieve expected benefits of the Conversion or it may take longer than expected to achieve those benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Partnership’s control, including those detailed in the Partnership’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.hicrush.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that the Partnership believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Partnership undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated January 7, 2019.
99.2	Investor Presentation dated January 7, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	January 7, 2019	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer